State Street Research
                            INTERNATIONAL EQUITY FUND

ANNUAL REPORT
October 31, 1998

                                  WHAT'S INSIDE

From the Chairman
From good news
to modest results

Portfolio Manager's Review
Europe drives international
stock markets higher

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Dalbar Logo]
HONORS COMMITMENT TO:
      INVESTORS
         1997

                                 For Excellence
                                       in
                               Shareholder Service


State Street Research Funds

FROM THE CHAIRMAN


   [PHOTO]
[Ralph F. Verni]


Dear Shareholder:

After nearly four years of uninterrupted good news, 1998 has produced more modest results for investors. On the economic front, most indicators remain positive: inflation is low; personal income has risen; and unemployment is steady at about 4.5%. Consumer confidence has fallen slightly. Investors wavered about the economy at home, while markets abroad sent stock prices down sharply in the late summer. By the end of October, however, most major market indices had rebounded, resulting in positive but single-digit returns for the year to date.

Stocks

Earlier, the corporate profit picture was pessimistic. Financial stocks were among the hardest hit, as announcements were made that big U.S. financial institutions expected losses from loans to foreign markets. Technology companies also lost ground on lower demand from Asia. Now both the S&P 500 and the Nasdaq Composite have recovered and moved ahead. Small-company stocks remained depressed.

Bonds

Bonds have benefited from the Federal Reserve Board's two successive, one-quarter percent cuts in the federal funds rate. The yield on the bellwether long-term Treasury bond fell below 5.0%. Although the yield has risen since, high quality bonds have delivered attractive returns.

International

Indications that economic growth has slowed around the world, plus specific concerns over Asia's woes, continued to bring returns down on most major foreign exchanges. Even Europe, which had delivered strong gains, felt the effects of Russia's currency problems and Japan's recession. As interest rates converge in anticipation of the euro, Europe's new common currency in 1999, Spain and Italy appear to be in the best position to grow. Germany and France are the most likely to suffer.

Outlook and Opportunities

As investors, you may be asking where opportunities lie ahead. My answer is in diversification--and in some of the markets that have been beaten down. But every investor is different. Now is a good time to seek advice from your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,



/s/ Ralph F. Verni
------------------
Ralph Verni
Chairman

October 31, 1998


(1)The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly used measure of international stock market performance. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2)8.62% for Class B shares; 8.62% for Class C shares; 9.78% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1998, except where noted)
--------------------------------------------------------------------------------

Total value of $10,000 invested on January 22, 1992(3)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart Data]

01/92   9550
10/92   8389
10/93  12430
10/94  15213
10/95  13635
10/96  13460
10/97  13752
10/98  15051

Average Annual Total Return for periods ended 9/30/98
(at maximum applicable sales charge)(3,4,5)

---------------------------------------------------
               Life of Fund
             (since 1/22/92)   5 Years     1 Year
---------------------------------------------------
Class A           5.19%          2.46%     -10.20%
---------------------------------------------------
Class B           5.37%          2.33%     -11.40%
---------------------------------------------------
Class C           5.37%          2.69%      -7.67%
---------------------------------------------------
Class S           6.10%          3.66%      -5.81%
---------------------------------------------------


Average Annual Total Return
(at maximum applicable sales charge)(3,4,5)

---------------------------------------------------
               Life of Fund
             (since 1/22/92)   5 Years     1 Year
---------------------------------------------------
Class A           6.22%          2.95%      4.52%
---------------------------------------------------
Class B           6.38%          2.82%      3.62%
---------------------------------------------------
Class C           6.38%          3.17%      7.62%
---------------------------------------------------
Class S           7.13%          4.16%      9.78%
---------------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW

International Equity Fund: Europe drives international stock markets higher


       [PHOTO]
     Tom Moore
Co-Portfolio Manager


We spoke with Tom Moore, co-portfolio manager of State Street Research International Equity Fund, about performance for the year ended October 31, 1998, and his views on the period ahead.


Q: How did the Fund perform for the year?

A: It was a good year for the Fund. Class A shares returned 9.45% for the 12 months ended October 31, 1998 [does not reflect sales charge]2. That was significantly higher than the Lipper average international fund, which returned 4.07%. The Fund performed in line with the Morgan Stanley Capital International EAFE Index, which gained 9.65% for the same period.1

Q: What factors helped the Fund's performance?

A: European markets, where the Fund had its heaviest concentration during the year, were strong performers during the first half of the year. And although they weakened in the second half, these markets kept the Fund's returns near the double-digit mark.

The Fund also benefited from an emphasis on pharmaceutical stocks. Four of the portfolio's top 10 stocks were pharmaceutical companies. New products and more effective products accounted for higher profits at companies such as Glaxo Wellcome, Novartis, and Roche Holdings.

Our decision to underweight investments in Japan also helped the Fund. The economic situation in Japan has gone from bad to worse, and Japan's stock market has reflected the nation's recessionary climate.

Q: Were there any disappointments during the year?

A: The European Banking industry delivered attractive returns during the first half of the year, then waned as the result of exposure to Russia. However, we have maintained our investments in these equities because we expect the weakness to be short-lived. BHF Bank in Germany, Banco Centrale and BBV Bank in Spain are examples of the stocks above.

Q: Have there been any significant changes in the country allocation of the portfolio?

A: Not in the past six months. The Fund's largest concentration is in the United Kingdom. Although Japan is the second largest weighting, it's below the weighting in the Fund's benchmark, the Morgan Stanley EAFE Index.

Q: Have you made any structural changes to the portfolio since you took over as manager in October?

A: The portfolio was in very good shape when I took over. Any changes will be evolutionary rather than revolutionary. We may reduce the number of stocks in the portfolio over the next year. However, it will be a gradual process.

Q: How do you think the euro, Europe's new currency, will affect the business prospects of European companies beginning in 1999?

A: I think the euro is already a very positive factor for European companies. With a common currency, there will be pricing transparency across European borders for the very first time and fewer restrictions on cross border manufacturing and selling. That should allow companies to cut costs quite dramatically.

Q: What is your outlook for the international equity markets?

A: I'm actually quite optimistic. I think that the concerns we had about Russia and Eastern Europe, in terms of financial exposure, have been mitigated by the concerted effort of the financial community to help them out of their malaise. There are still uncertainties about the speed of recovery. But I have just returned from a trip through China, Japan, Singapore, and Thailand, and we believe that these nations are on the road to recovery. I think that proposed reforms in Japan have the potential to help that economy after a 7-year downturn. And finally, I expect modest growth in China next year. China's currency appears to have stabilized. These factors, plus Europe's potential to benefit from the euro, are all good signs for the world's equity markets.

October 31, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Comparison to EAFE Index

(by percentage of net assets)

----------------------------------------------
                       International
                        Equity Fund      EAFE
----------------------------------------------
Continental Europe          61%           50%
----------------------------------------------
UK                          24%           22%
----------------------------------------------
Japan                        9%           22%
----------------------------------------------
Other Far East               4%            6%
----------------------------------------------
Cash                         1%            0%
----------------------------------------------
Non-EAFE                     1%            0%
----------------------------------------------

5 Largest Country Positions
(by percentage of net assets)

United
Kingdom             23.9%

France              12.5%

Germany             11.2%

Switzerland          9.0%

Japan                8.9%

Total: 65.5%


Top 10 Portfolio Holdings
(by percentage of net assets)

 1 Banca di Roma Italy                  2.1%

 2 Galxo Wellcome United Kingdom        2.1%

 3 British Petroleum United Kingdom     1.9%

 4 Roche Holdings Switzerland           1.9%

 5 Novartis Switzerland                 1.9%

 6 Allianz Holdings Germany             1.8%

 7 British Telecom United Kingdom       1.5%

 8 Nestle Switzerland                   1.4%

 9 SmithKline Beecham United Kingdom    1.3%

10 Lloyds TSB Group United Kingdom      1.3%

These securities represent an aggregate of 17.2% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1998

-------------------------------------------------------------------------
                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------------------------------
COMMON STOCKS 96.1%
Australia 1.2%
AMP Bank Ltd.* ................................     12,400   $  147,612
Broken Hill Proprietary Co. Ltd. ..............     18,200      154,812
National Australia Bank .......................     12,400      164,418
Rio Tinto Ltd. ................................     12,950      162,129
                                                             ----------
                                                                628,971
                                                             ----------
Austria 0.9%
Bank of Austria AG ............................      4,570      248,649
EVN Energie-Versorgung AG .....................      1,560      222,235
                                                             ----------
                                                                470,884
                                                             ----------
Bermuda 0.0%
Isleinvest Ltd.*+ .............................     95,821            0
                                                             ----------
Belgium 2.1%
Delhaize-Le Lion SA ...........................      3,730      318,561
GPE Bruxelles .................................      1,880      348,617
Kredietbank ...................................      5,700      397,616
                                                             ----------
                                                              1,064,794
                                                             ----------
Canada 0.9%
AMR Technologies Inc ..........................    133,000      258,587
Ashurst Technology Ltd.+* .....................    250,000       17,823
Kemgas Ltd.* ..................................    200,000      162,022
                                                             ----------
                                                                438,432
                                                             ----------
Denmark 0.8%
Danisco AS ....................................      2,930      161,899
ISS International Service Systems SA Cl. B           4,000      269,927
                                                             ----------
                                                                431,826
                                                             ----------
Finland 1.3%
Huhtamaki Oy ..................................      3,250      109,022
Nokia AB Oy ...................................      5,300      482,344
Sampo .........................................      3,300      102,838
                                                             ----------
                                                                694,204
                                                             ----------
France 12.5%
Accor .........................................      1,700      357,080
Alcatel Alsthom ...............................      2,475      275,747
AXA ...........................................      3,000      339,099
Cap Gemini ....................................      4,050      608,677
Casino Guich Perrachon ........................      3,000      298,601
Cie de St. Gobain .............................      2,100      310,697
Danone ........................................        900      237,963
Eaux Cie Generale .............................      2,790      637,252
Elf Aquitaine SA ..............................      2,830      327,524
France Telecom SA .............................      3,700      258,059
Groupe GTM ....................................      1,720      186,368
Lafarge SA ....................................      3,887      397,382

-------------------------------------------------------------------------
                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------------------------------
Rhone-Poulenc SA Cl. A ........................      5,945   $  271,789
Sanofi SA .....................................      3,335      522,229
Schneider SA ..................................      5,480      325,294
Societe Generale de France SA .................      1,130      149,490
Strafor Facom .................................      2,050      146,484
Total SA Cl. B ................................      3,770      434,956
Valeo SA ......................................      3,830      331,581
                                                             ----------
                                                              6,416,272
                                                             ----------
Germany 8.8%
Allianz Holdings AG ...........................      2,632      902,491
Bayer Hypo Vereins AG .........................      4,750      377,075
BHF Bank AG ...................................      7,700      296,333
Deutsche Bank AG ..............................      4,950      307,787
Deutsche Telekom AG ...........................     18,000      490,287
Hoechst AG ....................................      5,850      244,383
Lufthansa AG ..................................     11,920      259,052
MAN AG ........................................        730      237,972
Mannesmann AG .................................      3,300      324,721
Metro AG ......................................      4,850      298,642
RWE AG ........................................      6,980      378,390
Siemens AG ....................................      5,300      318,672
Tarkett-Sommer AG .............................      6,600      109,568
                                                             ----------
                                                              4,545,373
                                                             ----------
Hong Kong 0.9%
China Telecom Ltd.* ...........................    126,000      236,708
Ng Fung Hong Ltd. .............................    248,000      219,341
                                                             ----------
                                                                456,049
                                                             ----------
Italy 6.7%
Arnoldo Mondadori Editore .....................     34,500      381,919
Assicuraziono Generali SPA ....................     13,650      488,704
Banca di Roma SPA* ............................    625,000    1,090,238
ENI SPA ADR ...................................     64,000      380,592
La Rinascente SPA .............................     37,160      358,103
Montedison SPA ................................    281,500      278,315
Telecom Italia SPA ............................     63,450      458,591
                                                             ----------
                                                              3,436,462
                                                             ----------
Japan 8.9%
Amada Co. Ltd. ................................     94,900      567,381
Izumiya Co. Ltd. ..............................     21,000      207,154
Kyocera Corp. .................................      5,800      256,219
Matsushita Electric Industrial Co. Ltd. .......     11,000      161,443
Mikuni Coca Cola Bottling Co. .................     12,600      203,191
Mitsubishi Paper Mills Ltd. ...................     64,000      139,441
Nikon Corp ....................................     26,000      237,742
Nintendo Co. Ltd. .............................      6,500      549,751
Nissan Fire & Marine Insurance ................     63,000      174,550
Ricoh Co Ltd. .................................     24,000      202,779

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                             Value
                                                Shares      (Note 1)
----------------------------------------------------------------------
Japan (cont'd)
Secom Co. ..................................      8,000   $  593,584
Shionogi & Co. Ltd. ........................     54,000      397,890
Tokyo Gas Co Ltd. ..........................    188,100      482,432
Tokyo Steel Manufacturing ..................     35,100      159,573
Tokyo Style Co .............................     15,000      149,768
Toyo Ink Manufacturing Co. .................     62,000      126,042
                                                          ----------
                                                           4,608,940
                                                          ----------
Korea 0.6%
Lg Electronics Inc GDR .....................     68,070      165,081
Samsung Electronic Ltd. GDR ................      9,500      119,515
                                                          ----------
                                                             284,596
                                                          ----------
Malaysia 0.9%
Malayan Banking BHD ........................    215,000      260,263
Telekom Malaysia BHD .......................    105,000      186,513
                                                          ----------
                                                             446,776
                                                          ----------
Netherlands 5.5%
Akzo Nobel NV ..............................      6,272      243,703
Benckiser NV Cl. B .........................      6,300      357,071
Buhrmann NV ................................      7,020      125,864
Heineken NV ................................      6,600      351,468
ING Groep NV ...............................      7,858      380,188
Koninklijke KNP BT NV ......................      5,700      221,478
Laurus NV ..................................      2,660       66,911
Philips Electronics NV .....................      2,900      154,278
Royal Dutch Petroleum Co. ..................     10,000      482,753
TNT Post Groep NV* .........................      6,500      173,941
Vedior .....................................      6,500      165,592
Vendex International NV ....................      3,800       96,604
                                                          ----------
                                                           2,819,851
                                                          ----------
New Zealand 0.2%
Brierley Investment Ltd.* ..................    383,000       87,212
                                                          ----------
Portugal 1.5%
Banco Commercial Portugues SA ..............     10,450      327,126
Brisa Auto-Estrada SA ......................      3,600      174,369
Portugal Telecom SA ........................      3,360      159,185
Seguros Imperio SA .........................     14,500      126,128
                                                          ----------
                                                             786,808
                                                          ----------
Singapore 0.8%
City Development Ltd. ......................     68,000      246,513
Development Bank of Singapore Ltd. .........     28,900      181,124
                                                          ----------
                                                             427,637
                                                          ----------

----------------------------------------------------------------------
                                                             Value
                                                Shares      (Note 1)
----------------------------------------------------------------------
Spain 5.4%
ACS Actividades SA .........................      7,500   $  239,333
Azucarera Ebro AG ..........................      7,350      160,452
Banco Bilbao Vizcaya SA ....................     17,700      238,748
Banco Central Hispano Americano SA .........     27,000      298,062
Corporacion Financiera Reunida SA* .........     25,400      304,742
Endesa SA ..................................     11,560      291,339
Superdiplo SA ..............................      9,500      245,829
Telefonica de Espagna ......................     12,580      568,002
Uralita SA .................................     12,600      129,703
Vallehermoso SA ............................     15,600      192,702
Viscofan Envoltura SA ......................      4,400      130,726
                                                          ----------
                                                           2,799,638
                                                          ----------
Sweden 3.6%
Autoliv AB ADR .............................      9,480      315,757
Drott AB ...................................      3,850       29,593
Electrolux AB ..............................     20,000      301,050
L.M. Ericsson Telephone Co. Cl. B ..........     11,800      266,052
Skandia Foersaekrings AB ...................     23,550      300,183
Skanska AB Cl. B ...........................      3,850      126,755
Svenska Handelsbanken AB Cl. A .............      7,180      302,156
Volvo AB Cl. B .............................     10,400      224,494
                                                          ----------
                                                           1,866,040
                                                          ----------
Switzerland 9.0%
Adecco SA ..................................        410      163,358
Barry Callebaut AG* ........................        825      184,442
CS Holding AG ..............................      1,424      218,806
Gretagmacbeth Holding AG ...................      1,600      145,208
Holderbank Financiere Glarus AG ............        197      219,341
Nestle SA ..................................        350      743,747
Novartis AG ................................        533      959,581
Roche Holdings AG ..........................         83      967,609
Schweiz Ruckversicher AG ...................        124      275,942
UBS AG .....................................      1,831      501,894
Zurich Allied AG ...........................        423      256,865
                                                          ----------
                                                           4,636,793
                                                          ----------
United Kingdom 23.6%
Abbey National PLC .........................     18,300      355,905
Allied Zurich PLC ..........................     16,900      200,827
Barclays PLC ...............................     15,800      340,340
Bass PLC ...................................      9,600      116,650
BG PLC .....................................     39,500      258,825
Boots Co. PLC ..............................      7,100      106,593
British Aerospace PLC ......................     29,800      220,453
British American Tobacco PLC ...............     16,900      151,822

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                                              Value
                                                 Shares      (Note 1)
-----------------------------------------------------------------------
United Kingdom (cont'd)
British Petroleum Co. PLC .....................   67,500   $   990,788
British Telecom PLC ...........................   59,650       770,735
Cable & Wireless Communication PLC ............   21,780       244,236
Cadbury Schweppes PLC .........................   14,200       217,464
Commercial Union PLC ..........................   11,800       186,930
Compass Group PLC .............................   18,500       187,329
Diageo PLC ....................................   45,100       486,871
General Electric PLC ..........................   33,900       270,926
Glaxo Wellcome PLC ............................   34,700     1,077,916
Halifax PLC ...................................   19,700       261,137
HSBC Holdings PLC .............................   20,550       481,523
J. Sainsbury PLC ..............................   22,700       200,603
Kingfisher PLC ................................   27,200       238,777
Legal & General Group PLC .....................   13,600       161,157
Lloyds TSB Group PLC ..........................   52,950       653,590
Logica PLC ....................................    8,000       270,135
National Power PLC ............................   21,700       188,497
Pearson PLC ...................................   11,425       199,251
Prudential Corp. PLC ..........................   18,150       236,034
Railtrack Group PLC* ..........................    8,000       214,903
Royal Sun Alliance PLC ........................   13,600       124,510
SmithKline Beecham PLC ........................   53,400       667,635
Tesco PLC .....................................   69,800       196,849
Unilever PLC ..................................   36,700       368,549
United Utilities PLC ..........................   26,700       390,571
Vodafone Group PLC ............................   33,000       441,857
W.H. Smith Group PLC ..........................   33,330       306,256
Zeneca Group PLC ..............................   10,080       387,018
                                                           -----------
                                                            12,173,462
                                                           -----------
Total Common Stocks (Cost $42,304,690)................      49,521,020
                                                           -----------
EQUITY-RELATED SECURITIES 2.7%
GEA AG Pfd. ...................................    6,100       155,768
Henkel AG Pfd. ................................    2,650       226,366
Prosieben Media AG Pfd. .......................    4,750       243,737
SAP AG Pfd. ...................................      930       453,070
Upton & Southern Holdings PLC Cv. Pfd.* .......  115,207       151,365
Wella AG Pfd. .................................      240       172,411
                                                           -----------
Total Equity-Related Securities (Cost $1,340,057).....       1,402,717
                                                           -----------

------------------------------------------------------------------------------------------------------
                                                             Principal    Maturity          Value
                                                               Amount       Date           (Note 1)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.9%
State Street Bank and Trust
  Co., dated 10/30/98,
  repurchase proceeds
  $994,402, collateralized by
  $905,000 U.S. Treasury Note,
  7.5%, due 5/15/2002, market
  value $1,028,306 ........................................ $994,000    11/02/1998     $   994,000
                                                                                       -----------
Total Repurchase Agreements (Cost $994,000).........................................       994,000
                                                                                       -----------
Total Investments (Cost $44,638,747) -- 100.7% .....................................    51,917,737
Cash and Other Assets, Less Liabilities -- (0.7%) ..................................      (375,691)
                                                                                       -----------
Net Assets -- 100.0% ...............................................................   $51,542,046
                                                                                       ===========
Federal Income Tax Information:
At October 31, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $45,424,999 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ...............................   $ 9,754,834
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ...............................    (3,262,096)
                                                                                       -----------
                                                                                       $ 6,492,738
                                                                                       ===========

--------------------------------------------------------------------------------
* Nonincome-producing securities.

  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
+ Security determined to be illiquid by the Directors.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1998

Assets
Investments, at value (Cost $44,638,747) (Note 1) ....................   $51,917,737
Cash .................................................................            47
Dividends and interest receivable ....................................        81,481
Foreign tax receivable ...............................................        74,605
Receivable from Distributor (Note 3) .................................        43,199
Receivable for fund shares sold ......................................        17,114
Other assets .........................................................        13,322
                                                                         -----------
                                                                          52,147,505
Liabilities
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................       146,608
Accrued directors' fees (Note 2) .....................................        53,430
Accrued management fee (Note 2) ......................................        40,442
Payable for fund shares redeemed .....................................        25,129
Accrued distribution and service fees (Note 5) .......................        21,856
Other accrued expenses ...............................................       317,994
                                                                         -----------
                                                                             605,459
                                                                         -----------
Net Assets                                                               $51,542,046
                                                                         ===========
Net Assets consist of:
  Undistributed net investment income ................................   $   191,399
  Unrealized appreciation of investments and foreign
    currency .........................................................     7,286,913
  Accumulated net realized loss on investments and
    foreign currency .................................................    (2,462,170)
  Paid-in capital ....................................................    46,525,904
                                                                         -----------
                                                                         $51,542,046
                                                                         ===========
Net Asset Value and redemption price per share of
  Class A shares ($15,104,415 [divided by] 1,465,561 shares) .........        $10.31
                                                                              ======
Maximum Offering Price per share of Class A shares
  ($10.31 [divided by] .955) .........................................        $10.80
                                                                              ======
Net Asset Value and offering price per share of Class
  B shares ($21,117,413 [divided by] 2,121,411 shares)* ..............        $ 9.95
                                                                              ======
Net Asset Value and offering price per share of Class
  C shares ($1,705,616 [divided by] 171,462 shares)* .................        $ 9.95
                                                                              ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($13,614,602 [divided by] 1,303,843 shares) ........................        $10.44
                                                                              ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1998

Investment Income
Dividends, net of foreign taxes of $142,767...................    $  987,167
Interest (Note 1) ............................................        15,483
                                                                  ----------
                                                                   1,002,650
Expenses
Management fee (Note 2) ......................................       549,360
Custodian fee ................................................       324,637
Transfer agent and shareholder services (Note 2) .............       296,353
Reports to shareholders ......................................       101,818
Audit fee ....................................................        53,253
Registration fees ............................................        30,357
Service fee-Class A (Note 5) .................................        39,090
Distribution and service fees-Class B (Note 5) ...............       217,098
Distribution and service fees-Class C (Note 5) ...............        22,040
Legal fees ...................................................        18,855
Directors' fees (Note 2) .....................................         8,698
Miscellaneous ................................................         4,612
                                                                  ----------
                                                                   1,666,171
Expenses borne by the Distributor (Note 3) ...................      (433,268)
                                                                  ----------
                                                                   1,232,903
                                                                  ----------
Net investment loss ..........................................      (230,253)
                                                                  ----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
Net realized loss on investments (Notes 1 and 4) .............       (40,073)
Net realized loss on foreign currency (Note 1) ...............       (62,567)
                                                                  ----------
  Total net realized loss ....................................      (102,640)
                                                                  ----------
Net unrealized appreciation of investments ...................     5,409,216
Net unrealized depreciation of foreign currency ..............       (11,678)
                                                                  ----------
  Total net unrealized appreciation ..........................     5,397,538
                                                                  ----------
Net gain on investments and foreign currency .................     5,294,898
                                                                  ----------
Net increase in net assets resulting from operations .........    $5,064,645
                                                                  ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Years ended October 31
                                         -----------------------------------
                                               1997               1998
----------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ..................   $  (307,109)       $  (230,253)
Net realized gain (loss) on
  investments and foreign
  currency ...........................       245,752           (102,640)
Net unrealized appreciation of
  investments and foreign
  currency ...........................     2,106,279          5,397,538
                                         -----------        -----------
Net increase resulting from
  operations..........................     2,044,922          5,064,645
                                         -----------        -----------
Net decrease from fund share
  transactions (Note 6) ..............   (22,146,754)       (15,481,066)
                                         -----------        -----------
Total decrease in net assets .........   (20,101,832)       (10,416,421)

Net Assets
Beginning of year ....................    82,060,299         61,958,467
                                         -----------        -----------
End of year (including
  undistributed net
  investment income of $0
  and $191,399, respectively)            $61,958,467        $51,542,046
                                         ===========        ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1998

Note 1

State Street Research International Equity Fund (the "Fund"), is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. The Fund is presently the only active series of Portfolios, although the Directors have the authority to create an unlimited number of series.

The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies. Non-U.S. companies for these purposes are companies domiciled outside the United States.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Investment Manager"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1998, the Fund had a capital loss carryforward of $2,313,147 available, to the extent provided in regulations, to offset future capital gains, if any, of which $1,280,650 and $1,032,497 expires on October 31, 2004 and 2006, respectively.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended October 31, 1998, income from securities lending amounted to $4,767 and is included in interest income.

Note 2

The Fund and the Investment Manager have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.95% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1998, the Fund paid the Investment Manager $549,360 in management fees.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Fund's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1998, the amount of such expenses was $134,377. The fees of the Directors not currently affiliated with the Investment Manager amounted to $8,698 during the year ended October 31, 1998.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $433,268.

Note 4

For the year ended October 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $65,889,992 and $78,396,458, respectively.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5

Portfolios has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1998, fees pursuant to such plan amounted to $39,090, $217,098 and $22,040 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $4,692 and $27,414, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $60,332 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $63,293 and $206 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 6

The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares.

Share transactions were as follows:

                                                     Years ended October 31
                               -------------------------------------------------------------------
                                             1997                               1998
                               --------------------------------   --------------------------------
Class A                            Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------
Shares sold ................        394,891       $  3,901,312         616,996       $  6,446,526
Shares repurchased .........       (948,477)        (9,228,795)       (887,211)        (9,176,281)
                                 ----------       ------------      ----------       ------------
Net decrease ...............       (553,586)      $ (5,327,483)       (270,215)      $ (2,729,755)
                                 ==========       ============      ==========       ============

Class B                           Shares             Amount          Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold ................        618,239       $  5,987,370         775,911       $  7,733,355
Shares repurchased .........     (1,431,021)       (13,575,005)     (1,046,783)       (10,123,972)
                                 ----------       ------------      ----------       ------------
Net decrease ...............       (812,782)      $ (7,587,635)       (270,872)      $ (2,390,617)
                                 ==========       ============      ==========       ============

Class C                           Shares             Amount          Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold ................        105,782       $  1,002,139         104,094       $  1,078,738
Shares repurchased .........       (425,536)        (4,046,600)       (202,224)        (1,979,014)
                                 ----------       ------------      ----------       ------------
Net decrease ...............       (319,754)      $ (3,044,461)        (98,130)      $   (900,276)
                                 ==========       ============      ==========       ============

Class S                           Shares             Amount          Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold ................        858,029       $  8,508,109         870,178      $   8,986,352
Shares repurchased .........     (1,493,530)       (14,695,284)     (1,797,863)       (18,446,770)
                                 ----------       ------------      ----------       ------------
Net decrease ...............       (635,501)      $ (6,187,175)       (927,685)      $ (9,460,418)
                                 ==========       ============      ==========       ============

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                           Class A
                                -------------------------------------------------------------
                                                   Years ended October 31
                                -------------------------------------------------------------
                                     1994(2)       1995(1)     1996(1)    1997(1)    1998(1)
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of year ($)                 10.54          10.98       9.34       9.22       9.42
                                       -----          -----      -----      -----     ------
 Net investment loss ($)*              (0.04)         (0.08)     (0.04)     (0.02)     (0.01)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency ($)                  0.48          (1.04)     (0.08)      0.22       0.90
                                       -----          -----      -----      -----     ------
Total from investment
 operations ($)                         0.44          (1.12)     (0.12)      0.20       0.89
                                       -----          -----      -----      -----     ------
 Distribution from net
  realized gains ($)                      --          (0.52)        --         --         --
                                       -----          -----      -----      -----     ------
Total distributions ($)                   --          (0.52)        --         --         --
                                       -----          -----      -----      -----     ------
Net asset value, end of
 year ($)                              10.98           9.34       9.22       9.42      10.31
                                       =====          =====      =====      =====     ======
Total return(3) (%)                     4.17(4)      (10.38)     (1.28)      2.17       9.45
Ratios/supplemental data:
Net assets at end of year
($ thousands)                         22,579         22,497     21,116     16,346     15,104
Ratio of operating expenses
 to average net assets (%)*             1.90(5)        1.90       1.90       1.90       1.90
Ratio of net investment loss
 to average net assets (%)*            (0.87)(5)      (0.82)     (0.37)     (0.18)     (0.20)
Portfolio turnover rate (%)            80.60         100.68     132.36     174.69     116.28
*Reflects voluntary
reduction of expenses per
share of these amounts
(Note 3) ($)                            0.03           0.06       0.05       0.04       0.04

                                                           Class B
                                -------------------------------------------------------------
                                                   Years ended October 31
                                -------------------------------------------------------------
                                     1994(2)       1995(1)     1996(1)    1997(1)    1998(1)
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of year ($)                 10.54          10.93       9.22       9.04       9.16
                                       -----          -----      -----      -----     ------
 Net investment loss ($)*              (0.06)         (0.15)     (0.11)     (0.09)     (0.05)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency ($)                  0.45          (1.04)     (0.07)      0.21       0.84
                                       -----          -----      -----      -----     ------
Total from investment
 operations ($)                         0.39          (1.19)     (0.18)      0.12       0.79
                                       -----          -----      -----      -----     ------
 Distribution from net
  realized gains ($)                      --          (0.52)        --         --         --
                                       -----          -----      -----      -----     ------
Total distributions ($)                   --          (0.52)        --         --         --
                                       -----          -----      -----      -----     ------
Net asset value, end of
 year ($)                              10.93           9.22       9.04       9.16       9.95
                                       =====          =====      =====      =====     ======
Total return(3) (%)                     3.70(4)      (11.09)     (1.95)      1.33       8.62
Ratios/supplemental data:
Net assets at end of year
($ thousands)                         18,904         27,614     28,971     21,914     21,117
Ratio of operating expenses
 to average net assets (%)*             2.65(5)        2.65       2.65       2.65       2.65
Ratio of net investment loss
 to average net assets (%)*            (1.61)(5)      (1.54)     (1.13)     (0.94)     (0.88)
Portfolio turnover rate (%)            80.60         100.68     132.36     174.69     116.28
*Reflects voluntary
reduction of expenses per
share of these amounts
(Note 3) ($)                            0.03           0.06       0.05       0.04       0.04

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 1, 1994 (commencement of share class designations) to October 31,
    1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                            Class C
                                   ----------------------------------------------------------
                                                     Years ended October 31
                                   ----------------------------------------------------------
                                        1994(2)       1995(1)    1996(1)   1997(1)   1998(1)
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of year ($)                    10.54          10.93      9.22      9.03      9.16
                                          -----          -----     -----     -----    ------
 Net investment income
  (loss) ($)*                             (0.07)         (0.15)    (0.11)    (0.09)    (0.05)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency ($)                     0.46          (1.04)    (0.08)     0.22      0.84
                                          -----          -----     -----     -----    ------
Total from investment
 operations ($)                            0.39          (1.19)    (0.19)     0.13      0.79
                                          -----          -----     -----     -----    ------
 Dividend from net
  investment income ($)                      --             --        --        --        --
 Distributions from net
  realized gains ($)                         --          (0.52)       --        --        --
                                          -----          -----     -----     -----    ------
Total distributions ($)                      --          (0.52)       --        --        --
                                          -----          -----     -----     -----    ------
Net asset value, end of
 year ($)                                 10.93           9.22      9.03      9.16      9.95
                                          =====          =====     =====     =====    ======
Total return(3) (%)                        3.70(4)      (11.09)    (2.06)     1.44      8.62
Ratios/supplemental data:
Net assets at end of year
($ thousands)                             2,134          5,674     5,324     2,469     1,706
Ratio of operating expenses
 to average net assets (%)*                2.65(5)        2.65      2.65      2.65      2.65
Ratio of net investment
 income (loss) to average
 net assets (%)*                          (1.62)(5)      (1.55)    (1.10)    (0.97)    (0.90)
Portfolio turnover rate (%)               80.60         100.68    132.36    174.69    116.28
*Reflects voluntary
reduction of expenses per
share of these amounts
(Note 3) ($)                               0.03           0.06      0.05      0.04      0.04

                                                            Class S
                                   ----------------------------------------------------------
                                                   Years ended October 31
                                   ----------------------------------------------------------
                                        1994          1995(1)    1996(1)   1997(1)   1998(1)
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of year ($)                     9.56          11.01      9.39      9.29      9.51
                                          -----          -----     -----     -----     ------
 Net investment income
  (loss) ($)*                             (0.07)         (0.05)    (0.02)     0.01      0.00
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency ($)                     2.09          (1.05)    (0.08)     0.21      0.93
                                          -----          -----     -----     -----    ------
Total from investment
 operations ($)                            2.02          (1.10)    (0.10)     0.22      0.93
                                          -----          -----     -----     -----    ------
 Dividend from net
  investment income ($)                   (0.05)            --        --        --        --
 Distributions from net
  realized gains ($)                      (0.52)         (0.52)       --        --        --
                                          -----          -----     -----     -----    ------
Total distributions ($)                   (0.57)         (0.52)       --        --        --
                                          -----          -----     -----     -----    ------
Net asset value, end of
 year ($)                                 11.01           9.39      9.29      9.51     10.44
                                          =====          =====     =====     =====    ======
Total return(3) (%)                       22.73         (10.16)    (1.06)     2.37      9.78
Ratios/supplemental data:
Net assets at end of year
($ thousands)                            54,631         33,883    26,649    21,230    13,615
Ratio of operating expenses
 to average net assets (%)*                1.65           1.65      1.65      1.65      1.65
Ratio of net investment
 income (loss) to average
 net assets (%)*                          (0.75)         (0.51)    (0.16)     0.06      0.06
Portfolio turnover rate (%)               80.60         100.68    132.36    174.69    116.28
*Reflects voluntary
reduction of expenses per
share of these amounts
(Note 3) ($)                               0.05           0.06      0.05      0.04      0.04

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 1, 1994 (commencement of share class designations) to October 31,
    1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Directors of State Street Research Portfolios, Inc. and the Shareholders of State Street Research International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the five year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 4, 1998

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research International Equity Fund had a good year. The Fund's Class A shares returned 9.45% for the 12 months ended October 31, 1998 [does not reflect sales charge]. The Fund outperformed the Lipper average international fund, which returned 4.07%. The Fund performed in line with the Morgan Stanley Capital International EAFE Index, which gained 9.65% for the same period.

During the period, the Fund was helped by strong performance in Europe early in the period and by the fund's emphasis on pharmaceutical stocks, which benefited from higher profits from new products. The Fund's underweighting in Japanese stocks also helped performance.

The Fund expects no major changes in the portfolio's strategic positioning. However, management may reduce the Fund's investments gradually over the next year.

Going forward, the manager is optimistic about the global equity markets. Although uncertainties remain, there are signs of recovery in Asia, Russia and Eastern Europe. Western Europe's new single currency, the euro, has the potential to be a positive force for business and investors in the period ahead.

October 31, 1998

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance from before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly-used measure of international stock market performance. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses; without subsidization, performance would have been lower.


                           Change in Value of $10,000
                 Based on the Morgan Stanley EAFE Index Compared
                    to Change in Value of $10,000 Invested in
                            International Equity Fund

[Line Chart Data]

Class A Shares

-----------------------------------
   Average Annual Total Return
-----------------------------------
1 Year      5 Years   Life of Fund
-----------------------------------
 4.52%       2.95%       6.22%
-----------------------------------

                 Morgan
International    Stanley
    Equity        EAFE
     Fund         Index
     9550         10000
     8389          8845
    12430         12158
    15213         13385
    13635         13335
    13460         14732
    13752         15414
    15051         16900

Class B Shares

-----------------------------------
   Average Annual Total Return
-----------------------------------
1 Year      5 Years   Life of Fund
-----------------------------------
 3.62%       2.82%       6.38%
-----------------------------------

                 Morgan
International    Stanley
    Equity        EAFE
     Fund         Index
    10000         10000
     8784          8845
    13015         12158
    15858         13385
    14098         13335
    13623         14732
    14007         15414
    15215         16900

Class C Shares

-----------------------------------
    Average Annual Total Return
-----------------------------------
1 Year      5 Years   Life of Fund
-----------------------------------
 7.62%       3.17%       6.38%
-----------------------------------

                 Morgan
International    Stanley
    Equity        EAFE
     Fund         Index
    10000         10000
     8784          8845
    13015         12158
    15858         13385
    14098         13335
    13808         14732
    14007         15414
    15215         16900

Class S Shares

-----------------------------------
    Average Annual Total Return
-----------------------------------
1 Year      5 Years   Life of Fund
-----------------------------------
 9.78%       4.16%       7.13%
-----------------------------------

                 Morgan
International    Stanley
    Equity        EAFE
     Fund         Index
    10000         10000
     8784          8845
    13015         12158
    15974         13385
    14351         13335
    14198         14732
    14534         15414
    15955         16900

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND DIRECTORS OF STATE STREET RESEARCH PORTFOLIOS,
INC.
--------------------------------------------------------------------------------

Fund Information

State Street Research
International Equity Fund
One Financial Center
Boston, MA 02111

Investment Manager
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Thomas P. Moore, Jr.
Vice President

James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Christopher P. Nicholas
Assistant Secretary

Amy L. Simmons
Assistant Secretary


Directors

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Former Senior Vice President
for Finance and Operations
and Treasurer, The Pennsylvania
State University

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(with an affiliate of
J.P. Morgan & Co. in New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Former Partner, Saltonstall & Co.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer
and Director, Hewlett-Packard
Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

State Street Research International Equity Fund
One Financial Center
Boston, MA 02111

                                  -------------
                                    Bulk Rate
                                  U.S. Postage
                                      PAID
                                   Permit #20
                                  Holliston, MA
                                      01746
                                  -------------

Questions? Comments?

Call us at 1-800-562-0032
  [hearing-impaired 1-800-676-7876]

Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408

E-mail us at:
  info@ssrfunds.com

Internet site:
  www.ssrfunds.com


[State Street Research Logo]


This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research International Equity Fund prospectus. When used after December 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1299)SSR-LD                                     IE-905D-1298